Exhibit 99.1
Alphabet Announces Second Quarter 2020 Results
MOUNTAIN VIEW, Calif. – July 30, 2020 – Alphabet Inc. (NASDAQ: GOOG, GOOGL) today announced financial results for the quarter ended June 30, 2020.
“We’re working to help people, businesses and communities in these uncertain times,” said Sundar Pichai, Chief Executive Officer of Google and Alphabet. “As people increasingly turn to online services, our platforms — from Cloud to Google Play to YouTube — are helping our partners provide important services and support their businesses.”
“In the second quarter our total revenues were $38.3B, driven by gradual improvement in our ads business and strong growth in Google Cloud and Other Revenues,” said Ruth Porat, Chief Financial Officer of Alphabet and Google. “We continue to navigate through a difficult global economic environment.”
Q2 2020 financial highlights
The following table summarizes our consolidated financial results for the quarters ended June 30, 2019 and 2020 (in millions, except for per share information and percentages; unaudited).

	Quarter Ended June 30,
	2019	2020
Revenues	$38,944	$38,297
Increase (decrease) in revenues year over year	19%	(2)%
Increase (decrease) in constant currency revenues year over year(1)	22%	0%

Operating income	$9,180	$6,383
Operating margin	24%	17%

Other income (expense), net	$2,967	$1,894

Net income	$9,947	$6,959
Diluted EPS	$14.21	$10.13
(1)  Non-GAAP measure. See the table captioned “Reconciliation from GAAP revenues to non-GAAP constant currency revenues” for more details.

Q2 2020 supplemental information (in millions, except for number of employees; unaudited)
Revenues, Traffic Acquisition Costs (TAC) and number of employees
The following table summarizes our revenues, total TAC and number of employees.

	Quarter Ended June 30,
	2019	2020
Google Search & other	$23,642	$21,319
YouTube ads(1)	3,603	3,812
Google properties	27,245	25,131
Google Network Members' properties	5,249	4,736
Google advertising	32,494	29,867
Google Cloud	2,100	3,007
Google other(1)	4,080	5,124
Google revenues	38,674	37,998
Other Bets revenues	162	148
Hedging gains	108	151
Total revenues	$38,944	$38,297

Total TAC	$7,238	$6,694

Number of employees	107,646	127,498
(1)  YouTube non-advertising revenues are included in Google other revenues.
Segment operating results

	Quarter Ended June 30,
	2019	2020
Google operating income	$10,280	$7,572
Other Bets operating loss	($989)	($1,116)
Stock Repurchase
On July 27, 2020, the Board of Directors of Alphabet authorized the company to repurchase up to an additional $28.0 billion of its Class C capital stock. The repurchases are expected to be executed from time to time, subject to general business and market conditions and other investment opportunities, through open market purchases or privately negotiated transactions, including through Rule 10b5-1 plans.
Webcast and conference call information
A live audio webcast of our second quarter 2020 earnings release call will be available on YouTube at https://youtu.be/I3PA0MkYpwg. The call begins today at 1:30 PM (PT) / 4:30 PM (ET). This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, is also available at http://abc.xyz/investor.
We also provide announcements regarding our financial performance, including SEC filings, investor events, press and earnings releases, and blogs, on our investor relations website (http://abc.xyz/investor).
We also share Google news and product updates on Google’s Keyword blog at https://www.blog.google/, which may be of interest or material to our investors.
Forward-looking statements
This press release may contain forward-looking statements that involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for

the year ended December 31, 2019, and our most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 which are on file with the SEC and are available on our investor relations website at http://abc.xyz/investor and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. All information provided in this release and in the attachments is as of July 30, 2020. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.
About non-GAAP financial measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: free cash flow; constant currency revenues; and percentage change in constant currency revenues. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, such as our revenues excluding the effect of foreign exchange rate movements and hedging activities. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business.
There are a number of limitations related to the use of non-GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their relevant financial measures in accordance with GAAP.
For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliation from net cash provided by operating activities to free cash flow” and “Reconciliation from GAAP revenues to non-GAAP constant currency revenues” included at the end of this release.
Contact

Investor relations	Media
investor-relations@abc.xyz	press@abc.xyz

Alphabet Inc.
CONSOLIDATED BALANCE SHEETS
(In millions, except share amounts which are reflected in thousands and par value per share amounts)

	As of December 31,	As of June 30,
	2019	2020
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$18,498	$17,742
Marketable securities	101,177	103,338
Total cash, cash equivalents, and marketable securities	119,675	121,080
Accounts receivable, net	25,326	21,201
Income taxes receivable, net	2,166	394
Inventory	999	815
Other current assets	4,412	5,579
Total current assets	152,578	149,069
Non-marketable investments	13,078	12,961
Deferred income taxes	721	895
Property and equipment, net	73,646	78,748
Operating lease assets	10,941	11,567
Intangible assets, net	1,979	1,697
Goodwill	20,624	20,824
Other non-current assets	2,342	2,731
Total assets	$275,909	$278,492
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$5,561	$4,064
Accrued compensation and benefits	8,495	7,127
Accrued expenses and other current liabilities	23,067	24,426
Accrued revenue share	5,916	5,005
Deferred revenue	1,908	2,061
Income taxes payable, net	274	975
Total current liabilities	45,221	43,658
Long-term debt	4,554	4,018
Deferred revenue, non-current	358	397
Income taxes payable, non-current	9,885	8,599
Deferred income taxes	1,701	1,797
Operating lease liabilities	10,214	10,709
Other long-term liabilities	2,534	1,992
Total liabilities	74,467	71,170
Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock, $0.001 par value per share, 100,000 shares authorized; no shares issued and outstanding	0	0
Class A and Class B common stock, and Class C capital stock and additional paid-in capital, $0.001 par value per share: 15,000,000 shares authorized (Class A 9,000,000, Class B 3,000,000, Class C 3,000,000); 688,335 (Class A 299,828, Class B 46,441, Class C 342,066) and 681,215 (Class A 300,221, Class B 46,302, Class C 334,692) shares issued and outstanding	50,552	55,937
Accumulated other comprehensive loss	(1,232)	(296)
Retained earnings	152,122	151,681
Total stockholders’ equity	201,442	207,322
Total liabilities and stockholders’ equity	$275,909	$278,492

Alphabet Inc.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except share amounts which are reflected in thousands and per share amounts; unaudited)

	Quarter Ended June 30,		Year to Date June 30,
	2019	2020	2019	2020
Revenues	$38,944	$38,297	$75,283	$79,456
Costs and expenses:
Cost of revenues	17,296	18,553	33,308	37,535
Research and development	6,213	6,875	12,242	13,695
Sales and marketing	4,212	3,901	8,117	8,401
General and administrative	2,043	2,585	4,131	5,465
European Commission fines	0	0	1,697	0
Total costs and expenses	29,764	31,914	59,495	65,096
Income from operations	9,180	6,383	15,788	14,360
Other income (expense), net	2,967	1,894	4,505	1,674
Income before income taxes	12,147	8,277	20,293	16,034
Provision for income taxes	2,200	1,318	3,689	2,239
Net income	$9,947	$6,959	$16,604	$13,795

Basic earnings per share of Class A and B common stock and Class C capital stock	$14.33	$10.21	$23.91	$20.16
Diluted earnings per share of Class A and B common stock and Class C capital stock	$14.21	$10.13	$23.71	$20.00
Number of shares used in basic earnings per share calculation	693,969	681,768	694,419	684,117
Number of shares used in diluted earnings per share calculation	699,954	687,024	700,417	689,646

Alphabet Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions; unaudited)

	Quarter Ended June 30,		Year to Date June 30,
	2019	2020	2019	2020
Operating activities
Net income	$9,947	$6,959	$16,604	$13,795
Adjustments:
Depreciation and impairment of property and equipment	2,626	3,178	5,042	6,077
Amortization and impairment of intangible assets	209	208	406	417
Stock-based compensation expense	2,756	3,382	5,525	6,573
Deferred income taxes	693	(591)	620	(416)
Gain on debt and equity securities, net	(2,797)	(1,842)	(3,878)	(1,040)
Other	(70)	372	(48)	669
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(1,146)	(80)	26	2,522
Income taxes, net	(1,043)	783	25	538
Other assets	89	(244)	(176)	(359)
Accounts payable	(18)	146	(443)	(689)
Accrued expenses and other liabilities	1,303	1,432	1,074	(2,099)
Accrued revenue share	87	179	(60)	(692)
Deferred revenue	(9)	111	(90)	148
Net cash provided by operating activities	12,627	13,993	24,627	25,444
Investing activities
Purchases of property and equipment	(6,126)	(5,391)	(10,764)	(11,396)
Purchases of marketable securities	(23,841)	(26,548)	(44,724)	(64,111)
Maturities and sales of marketable securities	19,686	24,063	40,692	65,874
Purchases of non-marketable investments	(188)	(739)	(1,095)	(1,311)
Maturities and sales of non-marketable investments	107	213	206	473
Acquisitions, net of cash acquired, and purchases of intangible assets	(148)	(165)	(247)	(355)
Other investing activities	55	119	89	531
Net cash used in investing activities	(10,455)	(8,448)	(15,843)	(10,295)
Financing activities
Net payments related to stock-based award activities	(1,260)	(1,475)	(2,435)	(2,716)
Repurchases of capital stock	(3,577)	(6,852)	(6,602)	(15,348)
Proceeds from issuance of debt, net of costs	2	0	317	1,898
Repayments of debt	(48)	(35)	(393)	(1,982)
Proceeds from sale of interest in consolidated entities	137	864	184	2,464
Net cash used in financing activities	(4,746)	(7,498)	(8,929)	(15,684)
Effect of exchange rate changes on cash and cash equivalents	13	51	31	(221)
Net decrease in cash and cash equivalents	(2,561)	(1,902)	(114)	(756)
Cash and cash equivalents at beginning of period	19,148	19,644	16,701	18,498
Cash and cash equivalents at end of period	$16,587	$17,742	$16,587	$17,742

Reconciliation from net cash provided by operating activities to free cash flow (in millions; unaudited):
We provide free cash flow because it is a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in our business and acquisitions, and to strengthen our balance sheet.

Quarter Ended June 30, 2020
Net cash provided by operating activities	$13,993
Less: purchases of property and equipment	(5,391)
Free cash flow	$8,602
Free cash flow: We define free cash flow as net cash provided by operating activities less capital expenditures.

Reconciliation from GAAP revenues to non-GAAP constant currency revenues (in millions, except percentages; unaudited):
We provide non-GAAP constant currency revenues and the non-GAAP percentage change in constant currency revenues because they facilitate the comparison of current results to historic performance by excluding the effect of foreign exchange rate movements and hedging activities, which are not indicative of our core operating results.

	Quarter Ended June 30, 2020
	YoY (using Q2'19's FX rates)	QoQ (using Q1'20's FX rates)
EMEA revenues (GAAP)	$11,363	$11,363
Exclude foreign exchange effect on Q2'20 revenues using Q2'19 rates	361	N/A
Exclude foreign exchange effect on Q2'20 revenues using Q1'20 rates	N/A	281
EMEA constant currency revenues (non-GAAP)	$11,724	$11,644
Prior period EMEA revenues (GAAP)	$12,313	$12,845
EMEA revenue percentage change (GAAP)	(8)%	(12)%
EMEA constant currency revenue percentage change (non-GAAP)	(5)%	(9)%

APAC revenues (GAAP)	$6,945	$6,945
Exclude foreign exchange effect on Q2'20 revenues using Q2'19 rates	105	N/A
Exclude foreign exchange effect on Q2'20 revenues using Q1'20 rates	N/A	74
APAC constant currency revenues (non-GAAP)	$7,050	$7,019
Prior period APAC revenues (GAAP)	$6,536	$7,238
APAC revenue percentage change (GAAP)	6%	(4)%
APAC constant currency revenue percentage change (non-GAAP)	8%	(3)%

Other Americas revenues (GAAP)	$1,839	$1,839
Exclude foreign exchange effect on Q2'20 revenues using Q2'19 rates	240	N/A
Exclude foreign exchange effect on Q2'20 revenues using Q1'20 rates	N/A	190
Other Americas constant currency revenues (non-GAAP)	$2,079	$2,029
Prior period Other Americas revenues (GAAP)	$2,124	$2,157
Other Americas revenue percentage change (GAAP)	(13)%	(15)%
Other Americas constant currency revenue percentage change (non-GAAP)	(2)%	(6)%

United States revenues (GAAP)	$17,999	$17,999
United States revenue percentage change (GAAP)	1%	(5)%

Hedging gains	$151	$151
Revenues (GAAP)	$38,297	$38,297
Constant currency revenues (non-GAAP)	$38,852	$38,691
Prior period revenues, excluding hedging effect (non-GAAP)(1)	$38,836	$41,110
Revenue percentage change (GAAP)	(2)%	(7)%
Constant currency revenue percentage change (non-GAAP)	0%	(6)%
(1)  Total revenues and hedging gains for the quarter ended June 30, 2019 were $38,944 million and $108 million, respectively. Total revenues and hedging gains for the quarter ended March 31, 2020 were $41,159 million and $49 million, respectively.
Non-GAAP constant currency revenues and percentage change: We define non-GAAP constant currency revenues as total revenues excluding the effect of foreign exchange rate movements and hedging activities, and we use it to determine the constant currency revenue percentage change on year-on-year and quarter-on-quarter basis. Non-GAAP constant currency revenues are calculated by translating current quarter revenues using prior period exchange rates and excluding any hedging effect recognized in the current quarter. Constant currency revenue percentage change is calculated by determining the increase in current quarter non-GAAP constant currency revenues over prior period revenues, excluding any hedging effect recognized in the prior period.

Other income (expense), net
The following table presents our other income (expense), net (in millions; unaudited):

	Quarter Ended
	June 30,
	2019	2020
Interest income	$653	$433
Interest expense	(25)	(13)
Foreign currency exchange loss, net	(52)	(92)
Gain on debt securities, net	98	387
Gain on equity securities, net(1)(2)	2,699	1,455
Performance fees	(443)	(75)
Loss and impairment from equity method investments, net	(16)	(54)
Other	53	(147)
Other income (expense), net	$2,967	$1,894
(1)  Includes unrealized losses on equity investments that we hold. Fluctuations in the value of our investments could significantly contribute to the volatility of OI&E in future periods.
(2)  All gains and losses, unrealized and realized, on equity security investments are recognized in OI&E. For Q2 2020, the net effect of the gain on equity securities of $1,455 million and the performance fees of $75 million increased income tax, net income, and diluted EPS by $290 million, $1,090 million, and $1.59, respectively.

Segment results
The following table presents our revenues, operating income (loss), stock-based compensation (SBC), capital expenditures, and depreciation, amortization, and impairment by segment (in millions; unaudited):

	Quarter Ended
	June 30,
	2019	2020
Revenues:
Google(1)	$38,674	$37,998
Other Bets	162	148
Hedging gains(1)	108	151
Total revenues	$38,944	$38,297

Operating income (loss):
Google(1)	$10,280	$7,572
Other Bets	(989)	(1,116)
Reconciling items(1)(2)	(111)	(73)
Total income from operations	$9,180	$6,383

Stock-based compensation(3):
Google	$2,600	$3,126
Other Bets	125	136
Reconciling items(4)	35	67
Total stock-based compensation	$2,760	$3,329

Capital expenditures:
Google	$6,896	$4,836
Other Bets	65	96
Reconciling items(5)	(835)	459
Total capital expenditures	$6,126	$5,391

Depreciation, amortization, and impairment:
Google	$2,756	$3,292
Other Bets	79	94
Total depreciation, amortization, and impairment	$2,835	$3,386
(1) Hedging gains, which were previously included in Google revenues, are presented separately.
(2) Reconciling items are generally comprised of corporate administrative costs, hedging gains and other miscellaneous items that are not allocated to individual segments.
(3) For purposes of segment reporting, SBC represents awards that we expect to settle in Alphabet stock.
(4) Reconciling items are primarily related to corporate administrative and other costs that are not allocated to individual segments.
(5) Reconciling items are related to timing differences of payments, as segment capital expenditures are on an accrual basis while total capital expenditures shown on the Consolidated Statements of Cash Flows are on a cash basis, and other miscellaneous differences.